Exhibit 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 2Q2011 RESULTS

— — —

REPORTS INCOME BEFORE TAXES OF $149 MILLION ON $297 MILLION IN NET REVENUES, EARNINGS PER SHARE OF $0.22 AND EARNINGS PER SHARE ON  COMPREHENSIVE INCOME OF $0.31.

GREENWICH, CONN, July 21, 2011 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share of $0.22 for the quarter ended June 30, 2011, compared to diluted earnings per share of $0.09 for the same period in 2010.

On a comprehensive basis, which includes the full effect of currency translation, the Company reported diluted earnings per share of $0.31 for the quarter ended June 30, 2011 compared to diluted earnings per share of $0.004 for the same period in 2010.  Reported results on a comprehensive basis reflect the new GAAP convention that requires the reporting of currency translation results contained in Other Comprehensive Income as part of reportable earnings. Previously, these were reported as a component of changes in Total Equity in the Statement of Financial Condition.

Net revenues were $297 million and income before income taxes was $149 million for this quarter, compared to net revenues of $226 million and income before income taxes of $72 million for the same period in 2010.

Business Highlights

•	50% pretax profit margin for this quarter.
•	52% Electronic Brokerage pretax margin for this quarter.
•	47% Market Making pretax profit margin for this quarter.
•	Customer equity increased 57% from the year-ago quarter to $25.7 billion and customer accounts increased 21%.
•	Cleared DARTs decreased 2% from the year-ago quarter to 378,000.
•	Electronic Brokerage pretax income increased 23% from the year-ago quarter.
•	Market Making pretax income increased to $59 million from $4 million in the year-ago quarter.

"This quarter we have realized our goal of becoming the largest electronic broker as measured by DARTs," said Thomas Peterffy, our CEO.  “We are looking forward to solidifying this position and continuing to reveal new and innovative services in the coming months."

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes grew 23% in the quarter ended June 30, 2011 compared to the same period in 2010.  Commissions and execution fees were level with those of the year-ago quarter.  Net interest income increased 109% from the same period.  Customer accounts grew 21% to 176,000 and customer equity grew 57% to $25.7 billion.  Pretax profit margin increased from 50% to 52% for the quarter ended June 30, 2011 from the same period in 2010.  Total DARTs(1) for cleared and execution-only customers decreased 3%, to 408,000 from the year-ago quarter.  Cleared DARTs were 378,000 in this quarter, 2% lower than the same period last year.

Market Making
Market Making segment income before income taxes increased from $4 to $59 million for the quarter ended June 30, 2011 from the same period in 2010.  This increase is partly a reflection of currency translation effects, which negatively impacted the year-ago quarter'searnings, and are reported in the results of the Market Making segment. Pretax profit margin expanded to 47% in this quarter from 5% in the quarter ended June 30, 2010.  The environment for market makers exhibited wider options bid/offer spreads in the U.S., declining trading volume and lower actual-to-implied volatility ratios.  Market Making options contract and futures volume decreased by 20% and 19%, respectively, from the year-ago quarter.

Effects of Foreign Currency Diversification
In connection with our currency hedging strategy, we have determined to base our net worth in GLOBALs, a basket of major currencies in which we hold our equity.  In this quarter, our currency hedging program contributed to our profits as the U.S. dollar value of the GLOBAL increased by approximately 1.2%.  The effects of currency hedging are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income, described below.

Comprehensive Income
Reported results on a comprehensive basis reflect the Company’s early adoption of newly issued US GAAP guidance(2) that requires the presentation of a Statement of Comprehensive Income, replacing the former Statement of Income.  The Statement of Comprehensive Income reports currency translation results that are a component of Other Comprehensive Income (“OCI”) directly in this statement.  Previously, OCI was reported as a component of changes in Total Equity in the Statement of Financial Condition.  In prior periods we reported non-GAAP measures for the purpose of incorporating all currency translation gains and losses in the Statement of Income.  This reporting method is now required under GAAP guidance.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Accounting Standards Update 2011-05, Comprehensive Income.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, July 21, 2011, at 4:30 p.m. ET to discuss its second quarter 2011 results. Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 90 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Andrew Wilkinson, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2006	66,043		51,238		12,828		130,109		518
2007	99,086	50%	72,931	42%	16,638	30%	188,655	45%	752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905

2Q2010	20,358		37,404		4,777		62,539		993
2Q2011	14,419	-29%	37,112	-1%	4,024	-16%	55,555	-11%	882

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	563,623		62,419		34,493,410
2007	673,144	19%	83,134	33%	47,324,798	37%
2008	757,732	13%	108,984	31%	55,845,428	18%
2009	643,380	-15%	82,345	-24%	75,449,891	35%
2010	678,856	6%	96,193	17%	84,469,874	12%

2Q2010	191,064		27,362		22,790,303
2Q2011	162,737	-15%	24,013	-12%	19,091,293	-16%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	371,929		14,818		21,180,377
2007	447,905	20%	14,520	-2%	24,558,314	16%
2008 **	514,629	15%	21,544	48%	26,008,433	6%
2009 **	428,810	-17%	15,122	-30%	26,205,229	1%
2010 **	435,184	1%	15,371	2%	19,165,000	-27%

2Q2010 **	122,364		4,411		5,469,349
2Q2011 **	98,168	-20%	3,585	-19%	2,546,066	-53%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	191,694		47,601		13,313,033
2007	225,239	17%	68,614	44%	22,766,484	71%
2008	243,103	8%	87,440	27%	29,836,995	31%
2009	214,570	-12%	67,223	-23%	49,244,662	65%
2010	243,672	14%	80,822	20%	65,304,874	33%

2Q2010	68,700		22,951		17,320,954
2Q2011	64,569	-6%	20,428	-11%	16,545,227	-4%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2006	32,384		45,351		12,492,870
2007	51,586	59%	66,278	46%	20,353,584	63%
2008	77,207	50%	85,599	29%	26,334,752	29%
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%

2Q2010	29,491		22,463		16,487,944
2Q2011	35,277	20%	20,090	-11%	15,972,585	-3%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	2Q2011	2Q2010	% Change
Total Accounts	176	146	21%
Customer Equity (in billions) *	$25.7	$16.4	57%

Cleared DARTs	378	385	-2%
Total Customer DARTs	408	422	-3%

(in $'s, except DART per account)
Commission per DART	$4.33	$4.24	2%
DART per Avg. Account (Annualized)	554	677	-18%
Net Revenue per Avg. Account (Annualized)	$3,809	$3,801	0%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Six Months
		Ended June 30,		Ended June 30,
		2011	2010	2011	2010
		(in millions)

Market Making	Net revenues	$125.8	$81.7	$328.1	$164.5
	Non-interest expenses	66.5	77.8	134.2	155.1

	Income before income taxes	$59.3	$3.9	$193.9	$9.4

	Pre-tax profit margin	47%	5%	59%	6%

Electronic Brokerage	Net revenues	$169.7	$144.6	$333.4	$271.8
	Non-interest expenses	80.7	72.3	154.3	135.1

	Income before income taxes	$89.0	$72.3	$179.1	$136.7

	Pre-tax profit margin	52%	50%	54%	50%

Corporate*	Net revenues	$1.4	($0.2)	$3.3	$0.4
	Non-interest expenses	0.6	3.9	5.2	9.5

	Income before income taxes	$0.8	($4.1)	($1.9)	($9.1)

Total	Net revenues	$296.9	$226.1	$664.8	$436.7
	Non-interest expenses	147.8	154.0	293.7	299.7

	Income before income taxes	$149.1	$72.1	$371.1	$137.0

	Pre-tax profit margin	50%	32%	56%	31%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(in millions, except share and per share data)

Revenues:
Trading gains	$120.6	$77.6	$320.9	$158.2
Commissions and execution fees	106.5	107.6	215.7	199.3
Interest income	79.3	41.0	138.0	77.6
Other income	15.0	17.7	32.4	34.5

Total revenues	321.4	243.9	707.0	469.6

Interest expense	24.5	17.8	42.2	32.9

Total net revenues	296.9	226.1	664.8	436.7

Non-interest expenses:
Execution and clearing	66.1	75.5	132.3	145.2
Employee compensation and benefits	52.6	49.5	105.0	100.0
Occupancy, depreciation and amortization	9.1	9.2	18.3	18.4
Communications	6.6	6.3	12.1	11.7
General and administrative	13.4	13.5	26.0	24.4

Total non-interest expenses	147.8	154.0	293.7	299.7

Income before income taxes	149.1	72.1	371.1	137.0

Income tax expense	12.5	7.4	31.2	12.6

Net income	136.6	64.7	339.9	124.4

Net income attributable to non-controlling interests	127.1	60.9	314.1	116.7

Net income available for common shareholders	$9.5	$3.8	$25.8	$7.7

Earnings per share
Basic	$0.22	$0.09	$0.61	$0.18
Diluted	$0.22	$0.09	$0.60	$0.18

Weighted average common shares outstanding
Basic	43,018,095	41,802,541	42,627,045	41,511,328
Diluted	43,470,928	42,441,995	43,133,155	42,206,384

Comprehensive income:
Net income available for common stockholders	$9.5	$3.8	$25.8	$7.7
Other comprehensive income:
Cumulative translation adjustment, before income taxes	6.1	(5.8)	8.1	(8.0)
Income taxes related to items of other comprehensive income	2.2	(2.2)	3.0	(3.0)
Other comprehensive income, net of tax	3.9	(3.6)	5.1	(5.0)
Comprehensive income available for common stockholders	$13.4	$0.2	$30.9	$2.7

Comprehensive income attributable to non-controlling interests:
Net income attributable to non-controlling interests	$127.1	$60.9	$314.1	$116.7
Other comprehensive income (loss) - cumulative translation adjustment	50.1	(49.4)	66.7	(68.1)
Comprehensive income attributable to non-controlling interests	$177.2	$11.5	$380.8	$48.6

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30, 2011	December 31, 2010
	(in millions)
Assets
Cash and cash equivalents	$1,422.9	$1,354.2
Cash and securities - segregated for regulatory purposes	8,807.9	7,888.1
Securities purchased under agreements to resell	304.3	336.3
Securities borrowed	3,215.6	3,292.3
Trading assets, at fair value	6,103.5	7,422.4
Receivables from customers, net of allowance	9,320.0	6,973.0
Receivables from brokers, dealers and clearing organizations	947.4	732.9
Other assets	518.7	499.6

Total assets	$30,640.3	$28,498.8

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$4,940.0	$6,125.2
Securities loaned	1,757.5	1,659.6
Short-term borrowings	43.0	187.4
Other payables:
Customers	18,158.9	15,060.5
Brokers, dealers and clearing organizations	283.4	248.7
Other payables	693.7	702.3
	19,136.0	16,011.5

Senior notes payable and senior secured credit facility	178.3	294.6

Equity
Stockholders' equity	530.6	487.8
Non-controlling interests	4,054.9	3,732.7
Total equity	4,585.5	4,220.5

Total liabilities and equity	$30,640.3	$28,498.8

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
 EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
	(in millions, except share and per share data)

Net income available for common stockholders	$9.5	$3.8	$25.8	$7.7

Other comprehensive income:
Cumulative translation adjustment, before income taxes	6.1	(5.8)	8.1	(8.0)
Income taxes related to items of other comprehensive income	2.2	(2.2)	3.0	(3.0)
Other comprehensive income, net of tax	3.9	(3.6)	5.1	(5.0)

Comprehensive income available for common stockholders	$13.4	$0.2	$30.9	$2.7

Comprehensive income per share:
Basic	$0.311	$0.004	$0.725	$0.064
Diluted	$0.308	$0.004	$0.717	$0.063

Weighted average common shares outstanding:
Basic	43,018,095	41,802,541	42,627,045	41,511,328
Diluted	43,470,928	42,441,995	43,133,155	42,206,384